                              AMENDMENT NO. 2 TO THE
                       HOLLYWOOD ENTERTAINMENT CORPORATION
                             STOCK PURCHASE AGREEMENT

     THIS AMENDMENT NO. 2 (the "AMENDMENT") to the HOLLYWOOD ENTERTAINMENT CORPORATION STOCK PURCHASE AGREEMENT, dated as of July 30, 1998, by and among Hollywood Entertainment Corporation, an Oregon corporation (the "COMPANY"), and the parties set forth on Exhibit A thereto, as amended September 14, 1998 (the "PURCHASE AGREEMENT"), is made as of October 1, 1998.

                                   RECITALS

     WHEREAS, the Company and the undersigned parties hereto desire to amend the Purchase Agreement as provided herein;

     NOW, THEREFORE, IT IS AGREED THAT:

     1. All capitalized terms used herein without definition shall have the meanings ascribed to them in the Purchase Agreement.

     2. Section 1.1 of the Purchase Agreement shall be amended and restated in its entirety as follows:

           "Section 1.1   SALE OF THE STOCK.  Subject to the terms and
conditions hereof, at the Closing (as defined below), the Company will issue and sell to each Purchaser, and each Purchaser will purchase, in the respective amounts set forth on Exhibit A, an aggregate of 3,362,800 shares of Common Stock ("Common Stock") and Series A Redeemable Preferred Stock (as described in Exhibit A to that certain Agreement and Plan of Merger and Reorganization among the Company, R Acquisition, Inc. and Reel.com, Inc., dated as of July 30, 1998, as amended (the "Merger Agreement")) ("Redeemable Preferred") from the Company (the Common Stock and Redeemable Preferred shall be referred to, collectively, as the "Stock"), at a purchase price per share of $13.50 under this Agreement for an aggregate purchase price of $45,397,800.00."

     3. Section 5.1(f) of the Purchase Agreement shall be amended and restated in its entirety as follows:

            "(f) MINIMUM CLOSING. The Purchasers shall have purchased a minimum of 3,362,800 shares of Stock at the Closing."

     4. REMOVAL OF PARTY. Saad Nadhir shall be removed from Exhibit A of the Purchase Agreement and shall have no rights, and shall have no obligations, under the Purchase Agreement.

     5. ADDITION OF PARTIES. The parties hereto acknowledge and agree that, upon execution of a signature page hereto, Lillian Nadhir shall be added to Exhibit A to the Purchase Agreement as a Purchaser thereunder and shall have all rights of, and be subject to all conditions and obligations of, a Purchaser under the Purchase Agreement, as amended by this Amendment, with respect to the shares of stock set forth opposite her name on Exhibit A to this Amendment. Without limiting the foregoing, Lillian Nadhir represents and warrants that, at and as of the date of this Amendment, the representations and warranties set forth in Article IV of the Purchase Agreement are true and correct with respect to her.

     6. EXHIBIT A. Exhibit A of the Purchase Agreement shall be amended and restated in its entirety as set forth in Exhibit A to this Amendment.

     7. EFFECT OF AMENDMENT. Except as amended as set forth above, the Purchase Agreement shall continue in full force and effect.

     8. COUNTERPARTS. This Amendment may be signed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed one and the same document.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                       HOLLYWOOD ENTERTAINMENT CORPORATION


                                       By:
                                          ------------------------------------
                                          Name:
                                          Title:



                                       PURCHASER:


                                       ---------------------------------------

                                  EXHIBIT A

                            SCHEDULE OF PURCHASERS

                                     No. of Shares of
 Name and Address                    Stock                    Price Per
 of Purchaser                        to be Purchased          Share         Aggregate Purchase Price
 Scott Beck                                  0                $13.50        $0
 835 11th Street
 Boulder, CO  80302

 Bowana Foundation                     210,027                 13.50         2,835,364.50
 Attn:  Scott Beck
 835 11th Street
 Boulder, CO  80302

 Pearl Street Trust                    561,509                 13.50         7,580,371.50
 Attn:  Scott Beck
 835 11th Street
 Boulder, CO  80302


 Lillian Nadhir                         88,284                 13.50         1,191,834.00
 1973 Keats Court
 Highland Park, IL  60035

 CMG Information Services, Inc.      1,957,094                 13.50           26,420,769
 Attn:  Andrew J. Hajducky
 100 Brickstone Square, 1st Floor
 Andover, MA  01810

 Intel Corporation                     176,571                 13.50         2,383,708.50
 Attn:  Terri Remillard
 2625 Walsh Avenue, Building 4
 Santa Clara, CA 95052

 Vulcan Ventures Incorporated          353,140                 13.50         4,767,390.00
 Attn:  Eric Robison
 110 - 110th Avenue NE, Suite 500
 Bellevue, WA  98004


                                     No. of Shares of
 Name and Address                    Stock                    Price Per
 of Purchaser                        to be Purchased          Share         Aggregate Purchase Price
 Toby Coppel                             1,244                 13.50            16,794.00
 Allen & Company Incorporated
 711 Fifth Avenue
 New York, NY  10022


 John H. Josephson                       4,977                 13.50            67,189.50
 Allen & Company Incorporated
 711 Fifth Avenue
 New York, NY  10022

 Eran Ashany                             4,977                 13.50            67,189.50
 Allen & Company Incorporated
 711 Fifth Avenue
 New York, NY  10022

 Nancy Peretsman                         4,977                 13.50            67,189.50
 Allen & Company Incorporated
 711 Fifth Avenue
 New York, NY  10022

      TOTALS                         3,362,800                                $45,397,800